Exhibit 99.1

Supplemental Financial & Property Information

December 31, 2002

This supplemental package should be considered along with the Company’s reports filed with the Securities and Exchange Commission and other documents that are publicly disseminated by the Company.  This package has not been reviewed and audited by any outside individual or agency.  No representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package.  Past performance may not be indicative of future performance.  Risks and other factors that might cause differences, some of which could be material, include, but are not limited to economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, cost overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company’s reports filed with the Securities and Exchange Commission.  A copy of this report is available on the Company’s web site at www.PriceLegacy.com .

Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements.  The company refers you to the documents it files from time to time with the Securities and Exchange Commission at the SEC’s web site at http://www.sec.gov, which discuss factors that could adversely affect the company’s results.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.  Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

Price Legacy uses a supplemental REIT performance measure called Funds from Operations (FFO) which is defined as net income plus depreciation and amortization expense, gains (losses) from sales of depreciable operating real estate, and provisions for asset impairment.  FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles and should not be used as an indicator of cash available or as an alternative to cash flows.  Price Legacy believes, however, that FFO provides relevant information about its operations and is necessary, along with net income, for an understanding of its operating results.

Supplemental Financial & Property Information

Table of Contents

Price Legacy

Our Mission Statement

About the Company

Third Quarter Review

Shareholder Information

Funds from Operations per Common Share

Quarterly Operating & Portfolio Highlights

Consolidated Statements of Operations

Quarterly Funds from Operations and Funds Available for Distribution

Market/Operational Information

Consolidated Balance Sheets

Real Estate Portfolio

Property List

Top Ten Tenants

Lease Expiration Schedule

Retail Vacancy & Net Absorption Change

Geographic Distribution

Acquisitions & Dispositions Schedule

Debt Schedule

ABOUT THE COMPANY…

Price Legacy has its common stock listed on the American Stock Exchange under the symbol XLG.  The Company’s Series A Preferred Stock is listed on the NASDAQ under the symbol PRENP.  Price Legacy is a fully-integrated real estate company with internal acquisition, disposition, development, property management, leasing, marketing and accounting personnel.  The Company acquires, operates, develops and sells open-air shopping centers nationwide.  Price Legacy has 53 properties which comprise approximately 8.8 million square feet of gross leasable area.  The Company manages its properties through regional offices located in Arizona, California, Florida, Virginia and Utah.  Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc.  Price Legacy is committed to providing an environment of stability and growth for its shareholders and tenants.  The following pages summarize some information concerning the Company.  If you have any questions please email us at InvestorRelations@pricelegacy.com.  For more information on Price Legacy, please visit the company’s web site at www.PriceLegacy.com .

FOURTH QUARTER REVIEW

During the fourth quarter the company announced that K-Mart Corporation has indicated that they may reject a lease in the Westbury, New York property.  This store is 110,054 sq. ft. and accounted for $2.0 million in base rents in 2002.  A strong community with good demographics surrounds the center.  A number of other tenants have indicated interest in the space if K-Mart finally vacates it and returns the center to the company.  If this occurs, it will probably result in a rent interruption for the space for approximately six months.  The company is actively evaluating other tenants for this space.

In the fourth quarter of 2002, the company recognized an impairment relating to an office building under redevelopment in Phoenix, Arizona (One North First Street).  The note receivable on the building was written down to the estimated market value of the property, resulting in a loss of $3.4 million.

Shareholder Information

Corporate Offices

Price Legacy Corporation
Excel Centre
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Fax: 858-675-9405
www.PriceLegacy.com

Exchange Listing

Common Stock:
American Stock Exchange, symbol XLG

Series A Preferred Stock:
NASDAQ, symbol PRENP

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, lost certificates, stock transfers, and name or address changes should be directed to:

Mellon Investor Services
Stock Transfer Department
P.O. Box 54261
Terminal Annex
Los Angeles, CA 90054
Phone: 800-522-6645
www.chasemellon.com

Shareholder/Investor Relations

Sharon Filbig
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Email: investorrelations@pricelegacy.com

Funds from Operations
per Common Share(1)

(1)               For complete information and a definition of Funds from Operations please see accompanying notes contained in the Company’s Form 10K to be filed with the Securities and Exchange Commission.

Price Legacy Corporation

Quarterly Operating Highlights

(in thousands, except per share data)

	Three Months Ended December 31, 2002	Twelve Months Ended December 31, 2002
Net Income	$4,165	$41,227
Net loss applicable to common shares	$(8,135)	$(7,622)
Net loss per common share - Diluted	$(0.22)	$(0.19)

Funds from Operations before preferred dividend	$14,460	$58,674
Funds from Operations available to common shareholders	$2,160	$9,825
Funds from Operations per Common Share - Diluted	$0.06	$0.25
EBITDA	$20,911	$83,166

Portfolio Highlights

Operating Real Estate
Number of Properties	53
Gross Leasable Area	8.8	million sq. ft.
Percent Leased	92.8%
Average Rent per Leased Square Foot	$11.95

	Estimated GLA
Real Estate Under Development
Redhawk Towne Center Phase I– Temecula, CA	430,709	sq.ft.
Redhawk Towne Center Phase II– Temecula, CA	97,400	sq.ft.
The Shops at the Old Mill District – Bend, OR Phase II	50,000	sq.ft.
Newport on the Levee – Newport, KY	341,845	sq.ft.
Anaheim Garden Walk – Phase I–Anaheim, CA	260,000	sq.ft.
Anaheim Garden Walk – Phase II–Anaheim, CA	129,000	sq.ft.
Los Arcos – Scottsdale, AZ	to be determined
Millenia Plaza – Phase II – Orlando, FL	154,373	sq.ft.

Price Legacy Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited - amounts in thousands, except per share data)

	Three Months Ended December 31		Year Ended December 31
	2002	2001	2002	2001

Rental revenues	$32,462	$24,310	$121,167	$75,626

Expenses
Operating and maintenance	7,049	4,848	23,103	11,421
Property taxes	3,997	2,985	14,017	9,516
Depreciation and amortization	5,909	3,811	18,529	10,005
General and administrative	1,118	1,920	9,931	4,311
Asset impairment	3,375	—	5,903	—
Total expenses	21,448	13,564	71,483	35,253

Operating income	11,014	10,746	49,684	40,373

Interest and other
Interest expense	(7,123)	(5,656)	(25,168)	(16,008)
Interest income	893	2,423	4,500	7,490
Equity in (loss) earnings of joint ventures	(753)	(109)	(121)	608
Total interest and other	(6,983)	(3,342)	(20,789)	(7,910)

Income before gain on sale of real estate	4,031	7,404	28,895	32,463

Net gain on sale of real estate	—	—	291	1,322

Income before discontinued operations	4,031	7,404	29,186	33,785

Discontinued operations:
Income from operations	(2)	1,130	2,757	4,216
Gain on sale of real estate	136	—	9,284	—
	134	1,130	12,041	4,216

Net income	4,165	8,534	41,227	38,001

Dividends to preferred stockholders	(12,300)	(11,937)	(48,849)	(37,442)

Net (loss) income applicable to common stockholders	$(8,135)	$(3,403)	$(7,622)	$559

(Loss) Earnings per common share – basic and diluted	$(0.22)	$(0.08)	$(0.19)	$(0.03)

For complete information please see accompanying notes contained in the Company’s Form 10K to be filed with the Securities and Exchange Commission.

Price Legacy Corporation

Quarterly Funds from Operations & Funds Available for Distribution

(unaudited - amounts in thousands, except per share data)

	Three Months Ended
	30-Jun-02	30-Sep-02	31-Dec-02

Funds From Operations after preferred dividends
Net Income	$10,144	$17,756	$4,165
Depreciation & Amortization(1)	4,440	4,802	6,384
Asset Impairment	2,528	—	3,375
Gain (loss) on Sales of Depreciable Real Estate	843	(9,991)	(136)
Non-cash effect of accounting change by equity investor	—	—	672
Funds from Operations (before preferred dividends)	17,955	12,567	14,460
Preferred Stock Distributions	(12,183)	(12,241)	(12,300)
Funds from Operations (after preferred dividends)(2)	$5,772	$326	$2,160
Per Common Share - Diluted	$0.13	$0.01	$0.06

Funds Available for Distribution
Funds from Operations	$17,955	$12,567	$14,460
Non-cash Charge Related to Notes Receivable	—	2,836	—
Deferred Rents	(819)	(827)	(958)
Capitalized Tenant Improvements Paid	(386)	(83)	(271)
Capitalized Leasing Commissions Paid	(25)	(140)	—
Principal Debt Payments - Recurring	(657)	(687)	(923)
Other CAPEX	—	(10)	(153)
Total Funds Available for Distribution	$16,068	$13,656	$12,155

Dividends
Preferred A Shares	$9,602	$9,602	$9,602
Preferred B Shares (paid /accrued in kind)	2,581	2,639	2,698
Total Distributions	$12,183	$12,241	$12,300

	at June 30, 2002	at September 30, 2002	at December 31, 2002
Shares Outstanding
Weighted Average Common Shares Outstanding	40,727	39,167	37,256
Common Shares Outstanding	40,727	37,256	37,256
8¾% Series A Cumulative Redeemable Preferred Stock	27,434	27,434	27,434
9% Series B Convertible Redeemable Preferred Shares	19,667	19,667	19,667

(1)               Includes depreciation and amortization of joint venture partnerships.  Excludes depreciation and amortization of non-real estate assets.

(2)               Includes a non-recurring, non-cash charge of $2,836 related to notes receivable to officers which were assumed in connection with the acquisition of common shares.  Funds From Operations would have been $0.08 per common share without this adjustment.

Price Legacy Corporation

Market/Operational Information

(unaudited - amounts in thousands, except per share data)

Market Data Closing Price as of  June 30, 2002, September 30 2002, and December 31, 2002 respectively

	June 30, 2002	September 30, 2002	December 31, 2002
Common Stock Information
Shares Outstanding	40,727	37,256	37,256
Market Price Per Share	$3.85	$2.93	$2.80
Common Equity	$156,799	$109,160	$104,317

8 3/4% Series A Cumulative Redeemable Preferred
Shares Outstanding	27,434	27,434	27,434
Market Price Per Share	$16.10	$16.19	$16.60
Series A Equity	$441,687	$444,156	$455,404

9% Series B Convertible Redeemable Preferred
Shares Outstanding	19,667	19,667	19,667
Issuance Price per Share	$5.56	$5.56	$5.56
Series B Equity	$109,349	$109,349	$109,349

Market Capitalization Calculations
Equity Market CAP	$707,835	$662,665	$669,070
Total Debt	$533,304	$599,023	$579,452
Total Market CAP	$1,241,139	$1,261,697	$1,248,522
Total Debt to Total Market CAP	43%	47%	46%

Capital Availability
Cash	$16,728	$34,435	$20,258
Available under Line of Credit	45,600	39,000	39,700

Total Line of Credit	$100,000	$100,000	$100,000

Dividend Data
8 3/4% Series A Preferred Dividend per Share	$9,602	$9,602	$9,602
9% Series B Preferred Dividend per Share (Paid in Kind)	2,581	2,639	2,698
Total	$12,183	$12,241	$12,300

	30-Jun-02	30-Sep-02	31-Dec-02
Operational Statistics

Net Income	$10,144	$17,756	$4,165
Interest Expense	5,841	6,157	7,123
Depreciation and Amortization(1)	4,440	4,802	6,384
Asset Impairment	2,528	-	3,375
(Gain)/loss on sale of Real Estate	840	(9,991)	(136)
EBITDA (a)	23,793	18,724	20,911

Interest Expense	5,841	6,157	7,123
Capitalized Interest	521	424	484
Principal Debt Payments - Recurring	657	687	923
Preferred Cash Distributions	9,602	9,602	9,602
Fixed Charges (b)	16,621	16,870	18,132

Fixed charge coverage ratio (a/b)	1.43	1.11	1.15

Interest Expense	5,841	6,157	7,123
Capitalized Interest	521	424	484
Principal Debt Payments - Recurring	657	687	923
Debt service (c)	7,019	7,268	8,530

Debt coverage ratio (a/c)	3.39	2.58	2.45

(1)               Includes depreciation and amortization of joint venture partnerships.  Excludes depreciation and amortization of non-real estate assets.

PRICE LEGACY CORPORATION

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	December 31
	2002	2001

ASSETS

Real estate assets
Land and land improvements	$446,331	$419,151
Building and improvements	668,671	618,222
Construction in progress	35,235	27,471
	1,150,237	1,064,844
Less accumulated depreciation	(34,617)	(19,420)
	1,115,620	1,045,424

Investment in real estate joint ventures	26,019	24,828
Cash and cash equivalents	20,258	28,042
Accounts receivable, net of allowance of $1,669 and $785	6,036	2,706
Notes receivable	62,788	55,167
Interest Receivable	16,032	16,677
Deferred rents	9,460	6,427
Other assets	16,805	14,123
Total assets	$1,273,018	$1,193,394

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Mortgages and notes payable	$487,811	$452,523
Revolving line of credit	60,300	31,500
Accounts payable and other liabilities	31,341	16,182
Total liabilities	579,452	500,205

Commitments

Minority interests	595	595

Stockholders’ equity
Series A preferred stock, cumulative, redeemable, $0.0001 par value, 27,849,771 shares authorized, 27,413,166 and 23,868,808 shares issued and outstanding	399,615	399,615
Series B preferred stock, junior, convertible, redeemable, $0.0001 par value, 27,458,855 shares authorized, 19,666,754 and 0 shares issued and outstanding	106,234	106,234
Common stock, $0.0001 par value, 94,691,374 shares authorized, 37,255,748 and 13,309,006 issued and outstanding	4	4
Additional paid-in capital	196,019	195,712
Treasury stock at cost, 3,470,927 and 0 shares	(11,299)	—
Accumulated other comprehensive loss	(921)	(106)
Retained earnings	3,319	500
Notes receivable from officers for common shares	—	(9,365)
Total stockholders’ equity	692,971	692,594
Total liabilities and stockholders’ equity	$1,273,018	$1,193,394

Price Legacy Corporation

Supplemental Disclosure - Quarter End December 31, 2002

Real Estate Portfolio - Property List

	Property Name	City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Partial List of Anchor Tenants Owned	Anchors Tenants Not Owned

	Retail Properties
1	Tucson	Marana	AZ	1999	40,087	38,407	95.8%	PETsMART	Costco , Home Depot
2	Mesa Pavilions	Mesa	AZ	2001	307,719	247,392	80.4%	Circuit City, PETsMART	Costco, Kmart, Target
3	Scottsdale Pad	Scottsdale	AZ	1998	3,700	3,700	100.0%	Blue Moose
4	Studio B	Scottsdale	AZ	1998	2,200	2,200	100.0%	Michelle Psychic
5	The Groves	Tempe	AZ	2001	247,995	230,966	93.1%	Circuit City, J.C. Penney	Wal-Mart
6	Safeway Center	Phoenix	AZ	2002	70,428	69,031	98.0%	Safeway
7	Chula Vista/Rancho del Rey	Chula Vista	CA	1993	6,700	6,700	100.0%	Burger King	Costco
8	Inglewood	Inglewood	CA	1984	119,880	50,000	41.7%	Colonial Treasures	Costco
9	Northridge	Northridge	CA	1988	22,000	22,000	100.0%	Barnes & Noble	Costco
10	San Diego/Rancho San Diego	Rancho San Diego	CA	1998	98,396	98,396	100.0%	Ross, Rite Aid, Petco
11	Redwood City	Redwood City	CA	1982	49,429	49,429	100.0%	Orchard Supp. Hardware	Costco
12	Roseville	Roseville	CA	1997	188,493	188,493	100.0%	Sports Authority, Staples	Costco, Home Depot
13	San Diego/Carmel Mountain	San Diego	CA	1991	35,000	35,000	100.0%	Claim Jumper	Costco
14	San Diego/Morena (1)	San Diego	CA	1981	443,200	435,200	98.2%	Costco Wholesale
15	San Juan Capistrano	San Juan Capistrano	CA	1987	56,436	56,436	100.0%	PETsMART, Staples	Costco
16	Signal Hill	Signal Hill	CA	1991	154,750	154,750	100.0%	Home Depot , PETsMart	Costco
17	New Britain	New Britain	CT	1982	112,400	—	0.0%
18	Cypress Creek	Ft. Lauderdale	FL	2001	229,034	214,034	93.5%	Regal Cinemas, Office Depot
19	Oakwood Plaza	Hollywood	FL	2001	868,373	868,373	100.0%	Home Depot, Dave & Buster’s
20	Kendale Lakes Plaza	Miami	FL	2001	404,553	292,503	72.3%	Kmart, PETsMART
21	Cross County	W Palm Beach	FL	2001	357,537	347,869	97.3%	Kmart, Winn Dixie, Ross
22	Millenia Plaza	Orlando	FL	2001	404,336	400,369	99.0%	Home Expo, Linens ‘N Things
23	Heather Island	Ocala	FL	2002	70,970	69,635	98.1%	Publix Supermarket
24	Greensburg	Greensburg	IN	2001	272,893	270,893	99.3%	Wal-Mart
25	Terre Haute	Terre Haute	IN	2000	104,259	104,259	100.0%	Lowe’s
26	Newport on the Levee(2)	Newport	KY	1998	343,329	245,400	71.5%	AMC, Barnes & Noble	Newport Aquarium
27	Moorestown	Maple Shade	NJ	1989	201,351	201,351	100.0%	Lowe’s, Sports Authority
28	Wayne	Wayne	NJ	1991	348,063	331,528	95.2%	Costco, Sports Authority
29	Smithtown	Nesconset	NY	1985	55,580	55,580	100.0%	Levitz	Costco
30	Westbury	Westbury	NY	1992	398,602	398,602	100.0%	Costco, K-mart, Borders, Marshall’s
31	Middletown	Middletown	OH	2000	126,400	126,400	100.0%	Lowe’s
32	Philadelphia	Bensalem	PA	1991	307,771	298,110	96.9%	Home Depot
33	Rice Creek Village	Columbia	SC	2002	66,471	65,361	98.3%	Publix, Douglas & Associates
34	Cherrydale Point	Greenville	SC	2002	297,928	296,528	99.5%	Ingles Markets, Goody’s, Ross Stores
35	Pentagon	Arlington	VA	1993	337,429	337,429	100.0%	Costco, Best Buy, Borders
36	Hampton	Hampton	VA	1987	45,605	45,605	100.0%	Sports Authority
37	Dulles Town Crossing	Sterling	VA	2002	737,503	731,403	99.2%	Lowe’s, Wal-Mart, Sam’s
				TOTAL	7,936,800	7,389,332	93.1%

NOTES:

1.  Includes self-storage space.

2.  Consolidated Joint Venture

	Property Name	City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Partial List of Anchor Tenants Owned	Anchors Tenants Not Owned
	Joint Ventures
38	Fresno (Blackstone Ventures (50%)	Fresno	CA	1998	122,975	122,975	100.0%	Bed Bath & Beyond, Ross, SportMart, Pier 1
39	Shops at the Old Mill District (50%)	Bend	OR	2000	152,865	114,913	75.2%	Regal Cinemas, GAP
				TOTAL	275,840	237,888	86.2%

		TOTAL RETAIL PORTFOLIO			8,212,640	7,627,220	92.9%

	Non-Retail Properties Office Properties
40	Scottsdale City Center	Scottsdale	AZ	2000	66,062	58,128	88.0%
41	Sacramento/Bradshaw	Sacramento	CA	1998	126,005	126,005	100.0%	AT&T
42	Excel Centre	San Diego	CA	2000	82,157	82,157	100.0%	Price Legacy, UBS Painewebber
43	Hollywood/Oakwood Business Ctr	Hollywood	FL	2001	141,150	134,853	95.5%	KOS Pharmaceuticals
				TOTAL	415,374	401,143	96.6%
	Joint Ventures
44	Newport Centre (55%)	Winnipeg	Canada	1992	159,832	123,022	77.0%
				TOTAL	159,832	123,022	77.0%
	Hospitality
45	Grand Hotel	Grand Tusayan	AZ	1998	121 rooms	121 rooms	n/a
				TOTAL	—	—
		TOTAL NON-RETAIL PORTFOLIO			575,206	524,165	91.1%

		TOTAL OPERATING PORTFOLIO			8,787,846	8,151,385	92.8%

Development and Other Properties

	Property Name	City	State	Year Acquired

46	Scottsdale Towers Land	Scottsdale	AZ	1998
47	Tucson	Marana	AZ	1999
48	Anaheim Garden Walk(88%)	Anaheim	CA	1998
49	Redhawk Towne Center Phase I	Temecula	CA	1999
50	Redhawk Towne Center Phase II(1)	Temecula	CA	2002
51	Fountain Valley Land Pad	Fountain Valley	CA	1998
52	Yosemite Land	Yosemite	CA	1998
53	International Business Park	Orlando	FL	1999
54	Millenia Plaza Phase II(1)	Orlando	FL	2002
55	Shepherd Creek	Salt Lake City	UT	2001

(1)           Phase II of an operating retail property

Price Legacy Corporation

Real Estate Portfolio - Top Ten Tenants

(Ranked by Annualized Minimum Rent(1)  -- amounts in thousands)

	Tenant	Number of Leases	Leased GLA (000's)	% of Leased GLA	AMR (000's)	% of AMR
1	Costco	4	618,192	7.6%	$8,662	8.9%
2	Home Depot	4	472,163	5.8%	4,164	4.3%
3	K-Mart	4	461,829	5.7%	4,107	4.2%
4	The Sports Authority	6	266,472	3.3%	3,478	3.6%
5	Lowe's	4	501,054	6.1%	2,583	2.7%
6	AMC Theaters	2	122,557	1.5%	2,567	2.6%
7	Marshalls	4	146,176	1.8%	2,433	2.5%
8	AT&T Wireless	1	126,005	1.5%	2,132	2.2%
9	Linens N Things	4	138,936	1.7%	2,006	2.1%
10	BJ's Wholesale Club	2	218,505	2.7%	1,921	2.0%
		35	3,071,889	37.7%	$34,053	35.0%

(1)   Annualized Minimum Rent includes the joint-venture AMR and GLA but does not include the percentage rents or expense reimbursements

Real Estate Portfolio - Lease Expiration Schedule

(excludes month-to-month leases, ATM leases, Cell Tower leases, and Newport Centre)

Year	Total Number Leases Expiring	Leases w/ Options	Leased GLA	% of Leased GLA	AMR Expiring	% of AMR
2003	55	29	218,604	2.7%	2,955,466	3.0%
2004	61	44	245,653	3.0%	4,313,316	4.4%
2005	88	60	433,054	5.3%	5,870,548	6.0%
2006	55	39	354,688	4.4%	5,774,638	5.9%
2007	65	49	360,552	4.4%	5,811,022	6.0%
2008	17	13	154,455	1.9%	2,179,646	2.2%
2009	35	31	1,194,412	14.7%	16,044,851	16.5%
2010	32	29	481,431	5.9%	7,795,156	8.0%
2011	34	18	490,344	6.0%	7,124,918	7.3%
2012+	111	80	4,092,158	50.2%	39,066,515	40.1%

TOTAL	553	392	8,025,351	98.5%	$96,936,076	99.5%

Retail Vacancy & Net Absorption Change Analysis - Three Months Ended December 31, 2002

	Total SF	Leased SF	% Leased	Rent/Leased SF
September 30, 2002	8,747,888	8,075,225	92.3%	11.95
Acquisitions	0	0	0.0%	0.00
Net Absorption	39,958	76,160		13.45
Disposals	0	0	0.0%	0.00
December 31, 2002	8,787,846	8,151,385	92.8%	11.95

New Leases Signed Year-To-Date

	Retail Leases	Ground Leases
Number	39	3
Building SF	206,676	99,382
Land SF	—	446,471
Average Rent/SF	$13.65	$5.04

Vacancies - Prior Tenant Average Rent/SF

(excludes vacancies from new construction or acquisition)

SF	636,461
Average Rate/SF	$9.40

Price Legacy Corporation

Supplemental Disclosure - Quarter End December 31, 2002

Real Estate Portfolio - Geographic Distribution

RETAIL PORTFOLIO

State / Country	Number of Properties	Total GLA	Percent Leased	Rent/ Leased SF	AMR	% of Total AMR
Arizona	6	672,129	88.0%	$11.56	6,842,612	7.7%
California	11	1,297,259	94.0%	11.66	14,214,269	15.9%
Canada	—	—
Connecticut	1	112,400	0.0%	—	—	0.0%
Florida	6	2,334,803	93.9%	10.14	22,231,542	24.9%
Indiana	2	377,152	99.5%	6.46	2,422,733	2.7%
Kentucky	1	343,329	71.5%	20.15	4,945,577	5.5%
New Jersey	2	549,414	97.0%	11.61	6,186,148	6.9%
New York	2	454,182	100.0%	18.41	8,360,049	9.4%
Ohio	1	126,400	100.0%	5.14	650,000	0.7%
Oregon	1	152,865	75.2%	16.14	1,854,831	2.1%
Pennsylvania	1	307,771	96.9%	10.73	3,197,423	3.6%
South Carolina	2	364,399	99.3%	10.71	3,875,679	4.3%
Utah	—	—
Virginia	3	1,120,537	99.5%	13.09	14,585,365	16.3%

	39	8,212,640	92.9%	$11.72	$89,366,227	100.0%

Region
West	18	2,122,253	90.8%	11.90	22,911,712	25.6%
Outside U.S.	—	—	—	—	—	0.0%
East	21	6,090,387	93.6%	11.66	66,454,515	74.4%
	39	8,212,640	92.9%	$11.72	$89,366,227	100.0%

Price Legacy Corporation

Supplemental Disclosure - Quarter End December 31, 2002

Real Estate Portfolio - Geographic Distribution

NON-RETAIL PORTFOLIO

State / Country	Number of Properties	Total GLA	Percent Leased	Rent/ Leased SF	AMR	% of Total AMR
Arizona	2	66,062	88.0%	$20.36	1,183,700	14.8%
California	2	208,162	100.0%	19.62	4,084,414	51.0%
Canada	1	159,832	77.0%	9.53	1,171,969	14.6%
Florida	1	141,150	95.5%	11.66	1,571,906	19.6%
	6	575,206	91.1%	$15.29	$8,011,989	100.0%

Region
West	4	274,224	97.1%	$19.78	5,268,114	65.8%
Outside U.S.	1	159,832	77.0%	9.53	1,171,969	14.6%
East	1	141,150	95.5%	11.66	1,571,906	19.6%
	6	575,206	91.1%	$15.29	$8,011,989	100.0%

DEVELOPMENT AND OTHER PROPERTIES

State / Country	Number of Properties	Total GLA	Percent Leased
Arizona	2	N/A	NA
California	5	416,923	90.0%
Florida	2	N/A	NA
Utah	1	N/A	NA
	10	416,923	90.0%

Region
West	8	416,923	90.0%
Outside U.S.	N/A	N/A	N/A
East	2	N/A	N/A
	10	416,923	90%

(1)       Excludes properties adjacent to existing retail properties

Twelve Month Acquisitions & Dispositions Schedule

ACQUISITIONS

Property Name	Location	Property Type(1)	Month Acquired	Purchase Price				GLA	Anchor Tenants
				Cash	Stock	Debt	Total
Heather Island Plaza	Ocala, FL	S	May-02	7,163,348	—	—	7,163,348	70,970	Publix
Land	Ft. Lauderdale, FL	L	Jun-02	700,000	—	—	700,000
Cherrydale Point	Greenville, SC	S	Jun-02	29,500,000	—	—	29,500,000	299,128	Ingles, Goody's, Ross
Rice Creek Village	Columbia, SC	S	Jun-02	8,034,942	—	—	8,034,942	66,471	Publix
Safeway Center	Phoenix, AZ	S	Jun-02	4,028,578	—	5,787,000	9,815,578	70,428	Safeway
Dulles Town Crossing	Sterling, VA	S	Aug-02	26,691,794	—	49,500,000	76,191,794	737,503	Wal-Mart, Sam’s Club, Lowe’s
Land (2)	Orlando, FL	L	Nov-02	7,324,000	—	—	7,324,000
Land (3)	Temecula, CA	L	Dec-02	4,423,000	—	—	4,423,000
				$87,865,662	$—	$55,287,000	$143,152,662	1,244,500

DISPOSITIONS

Property Name	Location	Property Type(1)	Month Sold	Selling Price
				Cash	Debt	Total	GLA	Anchor Tenants
Land	Marana, AZ	L	Jan-02	684,000	—	684,000	—	N/A
Land	Hollywood, FL	L	Jan-02	1,410,000	—	1,410,000	—	N/A
Land	Hollywood, FL	L	Apr-02	1,028,000	—	1,028,000	—	N/A
Glen Burnie	Glen Burnie, MD	S	Jun-02	15,200,000	—	15,200,000	154,661	Sports Authority, PetSmart, Staples
Pacific Beach Self-Storage	San Diego, CA	SS	Jun-02	—	11,632,000	11,632,000		Price Self-Storage
San Juan Capistrano Self-Storage	San Juan Cap., CA	SS	Jun-02	—	6,918,000	6,918,000		Price Self-Storage
Walnut Creek Self Storage	Walnut Creek, CA	SS	Jun-02	—	7,708,000	7,708,000		Price Self-Storage
Murphy Canyon Self-Storage	San Diego, CA	SS	Aug-02	21,066,485	8,621,515	29,688,000		Price Self-Storage
Solana Beach Self Storage	Solana Beach, CA	SS	Aug-02	16,282,276	—	16,282,276		Price Self-Storage
Azusa Self-Storage	Azusa, CA	SS	Sep-02	6,537,039	—	6,537,039		Price Self-Storage
				$62,207,800	$34,879,515	$97,087,315	154,661

(1) L - Land, S - Shopping Center, SS- Self Storage, T - Single Tenant Property, O - Office

(2)  Millenia Phase II land.

(3)  Redhawk Phase II land.

Real Estate Portfolio - Schedule of Debt

(as of December 31, 2002)

Property	Location	Interest Rate	Spread	Maturity	Balance (000’s)
Fixed Rate Debt:
Property Specific Debt
Excel Centre (Capital Lease)	San Diego, CA	4.43%	—	12/01/04	$11,652
Greensburg Commons (Capital Lease)	Greensburg, IN	7.36%	—	06/01/05	19,300
Scottsdale City Centre (Capital Lease)	Scottsdale, AZ	4.02%	—	06/20/04	3,100
Middleton - Lowes	Middletown, Ohio	7.63%	—	02/01/14	3,249
Terre Haute - Lowes	Terre Haute, IN	8.75%	—	06/01/03	3,342
Scottsdale City Centre	Scottsdale, AZ	8.13%	—	02/01/06	1,506
Safeway Center-Morgan Stanley-Wells	Phoenix, AZ	8.45%	—	02/01/17	4,365
Safeway Center-Greenwich Cap-Midland	Phoenix, AZ	7.24%	—	10/01/11	1,326
Anaheim Land	Anaheim, CA	6.00%	—	09/30/03	6,313
Kendale Lakes Plaza	Miami, FL	8.18%	—	02/01/09	28,728
Oakwood Plaza	Hollywood, FL	8.18%	—	02/01/09	66,087
Cross County Plaza	West Palm Beach, FL	9.00%	—	01/01/10	32,097
Cypress Creek Station	Ft. Lauderdale, FL	8.18%	—	02/01/09	23,143
Oakwood Business Park	Hollywood, FL	8.18%	—	02/01/09	10,097
Dulles Town Crossing	Sterling, VA	5.88%	—	09/01/12	49,356

TOTAL FIXED RATE PROPERTY SPECIFIC DEBT					$263,661

TOTAL FIXED RATE DEBT					$263,661

Variable Rate Debt:	Assumed Libor rate:	1.38%
	Prime rate	4.25%
Property Specific Debt
The Groves	Tempe, AZ	Libor	2.05%	12/01/06	16,684
Mesa Pavillions	Mesa, Arizona	Libor	2.05%	12/01/06	15,806
Millenia Plaza	Orlando, FL	Libor	2.25%	04/01/03	21,888
Newport on the Levee	Newport, KY
Construction loan		Libor	3.10%	03/31/03	38,500
Phase II		Prime	0.50%	03/01/03	4,738
Redhawk Town Center	Temecula, CA	Libor	1.50%	11/05/04	5,159
GMAC Commercial Mortgage	Various (5 locations)	Libor	0.98%	06/01/04	121,375
TOTAL SECURED VARIABLE RATE DEBT					$224,150

TOTAL VARIABLE RATE DEBT					$224,150

		Total Weighted Average Fixed Rate Debt:			7.52%
		Total Weighted Average Variable Rate Debt:			3.13%

Unsecured Line of Credit	Assumed Libor rate:	1.38%

	Interest Rate	Spread	Maturity	Balance
Revolver	Libor	1.88%	09/01/04	$60,300
				$60,300
TOTAL VARIABLE RATE DEBT

TOTAL DEBT				$548,111

	Total Weighted Average All Debt:			5.27%